Exhibit 99.2

DETECTION, TREATMENT AND MONITORING OF CANCER AND INFECTIOUS DISEASES 1 Proprietary and Highly Confidential – Not for Distribution HH&L Acquisition Co . Investor Presentation October 2022

TODAY’S PRESENTERS Aiguo Zhang, Ph.D. President and CEO, Founder HH&L Acquisition Co. DiaCarta ㆺ⟘⟘ 乌■ 㽷媂 Kenneth W. Hitchner Chairman Richard Qi Li Chief Executive Officer Paul Okunieff, M.D. CMO and Co - Founder 2 Proprietary and Highly Confidential – Not for Distribution

HH&L ACQUISITION CO.

ONE OF THE LARGEST HEALTHCARE-FOCUSED ASIAN SPAC IPOS IN 2021

HH&L Board and Executives bring decades of global leadership experience from global financial institutions, including Goldman Sachs and have advised on hundreds of transactions totaling hundreds of billions of dollars in value

HH&L

ACQUISITION CO.



Fenglei Fang
Chairman of Advisory Board

- Renowned investor with long-term track record over multiple decades
- Founder and chairman of HOPU Investments,
- Director of Goldman Sachs Gao Hua Securities
- Strong support to SPAC through sourcing and driving value creation
- “Top Ten Influential Leaders of China’s Capital Market” (FinanceAsia)
- Long and distinguished track record of delivering shareholder value



Kenneth W. Hitchner
Chairman

- Multi-decade capital markets and advisory experience with over 100 deals totaling $300B in value
- Former Chairman and CEO, Goldman Sachs Asia Ex-Japan and member of Goldman Sachs’ Global Management Committee
- Founding member and former global head of Goldman Sachs Healthcare banking team
- Currently serves as a board member of Shanghai-based Wuxi
- Biologics and a Senior Advisor to Wuxi AppTec
- Deep relationships, network and experience in the biotech, general healthcare and technology sectors globally and in Asia



Richard Qi Li
Chief Executive Officer

- Strong track record with over two decades of leading and executing significant transactions
- Former CIO and COO of China Great Wall AMC (International) Holdings Ltd. and CEO of Great Wall Pan Asia Asset Management Ltd.
- Former Managing Director and the Head of China Securities at Goldman Sachs Asia, and Managing Director and the Head of North Asia Capital Markets and Treasury Solutions at Deutsche Bank Hong Kong

Proprietary and Highly Confidential – Not for Distribution

3

Precision Life Science platform with market potential of > $80 billion (1) Unique, sensitive, cost effective, scalable technology — addresses common problems in cancer and infectious diseases clinical care Strong go - to - market strategy through partnerships (70% reagent sales, 30% service revenue) Experienced, knowledgeable, and visionary leadership team Strong product pipeline with a clear and global growth strategy Already profitable in 2021 with, we believe, a clear runway to strong future growth INVESTMENT HIGHLIGHTS (1) Thomson Reuters - Guardant Health Inc at William Blair Growth Stock Conference, BioDiscovery – Cancer Liquid Biopsy Gains Momentum 4 Proprietary and Highly Confidential – Not for Distribution

DEFINE. DETECT. DECIDE. (1) COMPANY OVERVIEW • Translational genomics and precision molecular diagnostics company founded in 2012 • Headquartered in SF Bay Area • Over 110 staff in total (2) • Developing innovative technologies that transforms patient care by providing effective precision diagnostics using liquid biopsy • Certified ISO 13485: 2016 • CLIA certified lab in US & China • GMP manufacturing in US & China • Clinical Trials in US, EU & China (1) Company does not perform any gene testing or sequencing in China (2) Full - time employees as of 10/5/2022 5 Proprietary and Highly Confidential – Not for Distribution

SUITE OF MOLECULAR DIAGNOSTICS SOLUTIONS TO ATTACK >$50B TAM

	RadTox® cfDNA Test Tumor Response and Prognosis	ColoScape® Colorectal Cancer Early Detection Blood Test	COVID-19 Total Solution Any New Pandemic: Monkeypox
MARKET SIZE:	**> $6B(1)(2)**	**> $18B(3)(4)**	**> $35B(5)**
IVD products and Lab Testing (LDT)	US & China	US & China	US & China
Potential Regulatory Pathways	CE-IVD, De Novo 510K LDT, in US, Class III in China	CE-IVD, PMA (12,000 patients) LDT in US, Class III in China	FDA EUA (COVID only), CE-IVD, Mexico, India & Others
Commercial(6)	> 200,000 samples analyzed (LDT)	3,000 samples analyzed	>5 million tests sold + > 250k samples analyzed

(1) Oncology Molecular Diagnostics Global Market Report 2022
(2) MMR - Cell-Free DNA Testing Market – Industry Analysis and Forecast (2022-2027)
(3) Coherent Market Insights - Colorectal Cancer Screening Market Analysis
(4) Colorectal Cancer Market Revenue to Cross $24.07 Bn Globally, by 2028 Growing at 3.3% CAGR - Exclusive Report by The Insight Partners
(5) Infectious Disease Diagnostics Market by Product (Reagents, Kits, Instrument, Software), Test Type (Lab, POC), Disease (COVID-19, Flu, HAIs, HIV, HPV), Technology (Immunodiagnostics, NGS, INAAT, PCR), End User (Hospitals, Labs) - Global Forecast to 2027
(6) As of 6/30/2022

Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA
Proprietary and Highly Confidential – Not for Distribution
6

To protect proprietary platform technologies, launched products as well as products in pipeline DIACARTA IS BUILDING A ROBUST PATENT PORTFOLIO DiaCarta has patents to cover two major technology platforms: XNA and SuperbDNA KEY PATENTS WO2018/129293 Issued: US, CN Pending: US, EU DNA mutation detection with XNA enrichment WO2010/099127 Issued: US Pending: CN Predicting cell damage/toxicity by measuring free cfDNA US9,745,633 XNA clamping/PCR using targeted primers to detect mutant amplicons WO2012/002964 Issued: AU, CA Determination of infectious agent levels in a sample WO2018/129293 Issued: US Pending: EP Early detection and monitoring of CRC 7 Proprietary and Highly Confidential – Not for Distribution Disclaimer: The patents identified may not cover each platform and may not protect our pipeline products, which are under inv estigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought - after indication or that such product will be protected by the patents listed here or any other patent owned by DiaCarta.

Proprietary and Highly Confidential – Not for Distribution Underlying Proprietary Technology XNA AND SUPERBDNA TECHNOLOGY UNDERPIN A SUITE OF MOLECULAR DIAGNOSTIC SOLUTIONS SuperbDNA XNA ColoScape ® Infectious Diseases RadTox ®

XNA DIRECTLY ADDRESSES THE BOTTLENECK IN LIQUID BIOPSY

Sensitive XNA technology *holds the promise to fix the bottleneck in typically* ***slow, costly, and inaccurate liquid biopsy*** *by allowing for* ***early Cancer detection*** *and providing* ***critical information for cancer treatment***

Amplifies mutant or methylated DNA *by blocking normal DNA using* ***complementary oligonucleotide clamps***



DNA Pol
XNA Probe
Perfectly match XNA probe for Wild-Type
Wild-Type
Real-time PCR
No Amplicon
XNA Probe
Non-match XNA probe for Mutant-Type
DNA Pol
Mutant-Type
Real-time PCR
No Amplicon

Existing Applications of XNA Technology

- Multiple Gene Mutations Detection on Luminex
- Single or Multiple Gene Mutations Detection on qPCR
- NGS Panels Targeted Sequencing
- CRISPR/Cas9 Gene Editing Test

Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA
Proprietary and Highly Confidential – Not for Distribution
9

SUPERBDNA™ TECHNOLOGY - DIRECT DETECTION FROM PATIENT SAMPLES



Label probe
Amplifier probe
SAPE
Preamplifier probe
Label extender
Target DNA or RNA in Plasma
Capture extender
Capture probe
MagPlex™ Microspheres

KEY POINTS

1) Enhanced sensitivity, accuracy, and precision of signal amplification without PCR
2) Eliminates need for DNA/RNA purification, RT-PCR, and clean room

Direct Sample: tissue, blood, saliva



Test Kit



Luminometer



Luminex

Existing Applications of SuperbDNA Technology

Pathogen Detection | Gene Expression Analysis | In-Situ Hybridization

Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA

Proprietary and Highly Confidential – Not for Distribution

10

Proprietary and Highly Confidential – Not for Distribution RADTOX ® cfDNA Applications - I MARKET SIZE: > $6B (1)(2) IVD products and Lab Testing (LDT): US & China Potential Regulatory Pa t h w a y s: CE - IVD, De Novo 510K LDT, in US, Class III in China C o mmercia l (3) : > 200,000 samples analyzed (LDT) (1) Oncology Molecular Diagnostics Global Market Report 2022 (2) MMR - Cell - Free DNA Testing Market – Industry Analysis and Forecast (2022 - 2027) (3) As of 6/30/2022

RADTOX® cfDNA TEST: PERSONALIZING RADIATION/CHEMO TREATMENTS

We believe RadTox fulfills an unmet medical need in cancer radiation therapy by early warning of impending severe toxicity or degree of tumor response at a time when interventions could improve outcome

RadTox® Potential: 27 Million[1] tests/year / $2 Billion TAM[1]

- Globally > 20M[2] new cancer patients every year
- ~ 10M[3] cancer patients go through radiation, chemotherapy annually
- At least two RadTox® tests/patient during radiation treatment ($150 pricing currently with over 85% margin)
- Over 4M[4] new cancer patients in China alone

Combines known and unforeseen ***biological*** *predisposition to radiation and Chemotherapy Response*

Detect Rare Radiation Interactions with Drugs



Integrates genetics, intercurrent disease, immune status, drugs, .. To get biological susceptibility to toxicity

Plasma DNA Level After Exposure to Different IR Doses


scientific reports

OPEN **Kinetics of plasma cfDNA predicts clinical response in non-small cell lung cancer patients**

Nature.com/scientificreports

Integrates tumor genetics, intercurrent disease, immune status, other drugs… to determine if chemotherapy is effective.

(1) Cell-Free DNA Testing Market – Industry Analysis and Forecast (2022-2027)
(2) Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 185 Countries
(3) New WHO/IAEA publication provides guidance on radiotherapy equipment to fight cancer
(4) Cancer statistics in China and United States, 2022: profiles, trends, and determinants

Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA

Proprietary and Highly Confidential – Not for Distribution

12

Normal Group – (majority) Standard Tolerance Low Risk Group - (minority) Radiation Tolerant High Risk Group – (minority) Radiation Sensitive < 1.5 - Fold Increase Compared to Base Level ≈2 Fold but Increasing Compared to Base Level > 3 - Fold Increase Compared to Base Level RADTOX ® DIFFERENTIATES HIGH, NORMAL & LOW RISK PATIENTS UNMET NEED : “ Doctor, how will you know if I am a patient that will have toxicity or who will have a good response to therapy?” Low toxicity Higher Risk Nominal Risk 1 5 .0 1 8 .0 2 1 .0 2 4 .0 4 0 .0 3 5 .0 3 0 .0 2 5 .0 2 0 .0 1 5 .0 95 . 0 80 . 0 65 . 0 50 . 0 35 . 0 20 . 0 12 Proprietary and Highly Confidential – Not for Distribution 13 Proprietary and Highly Confidential – Not for Distribution

Proprietary and Highly Confidential – Not for Distribution COLOSCAPE Œ COLORECTAL CANCER (CRC) DETECTION TEST Applications - II MARKET SIZE: > $18B (1)(2) IVD products and Lab Testing (LDT): US & China Potential Regulatory Pa t h w a y s: CE - IVD, PMA (12,000 patients) LDT in US, Class III in China C o mmercia l (3) : 3000 samples analyzed (1) Coherent Market Insights - Colorectal Cancer Screening Market Analysis (2) Colorectal Cancer Market Revenue to Cross $24.07 Bn Globally, by 2028 Growing at 3.3% CAGR - Exclusive Report by The Insight Partners (3) As of 6/30/2022

Increase Survival Rate Decrease Treatment Cost PROBLEM: COLORECTAL CANCER (CRC) DiaCarta’s solutions are designed to allow for early detection to save lives and reduce treatment costs P OL YP Most colorectal cancers develop from these noncancerous growths 15 Proprietary and Highly Confidential – Not for Distribution 15 Proprietary and Highly Confidential – Not for Distribution STAGE 0 Cancer has formed, but is not yet growing into the colon or rectum walls STAGE I & II Cancer is growing in the colon or rectum walls; nearby tissue is un a ff e ct ed STAGE III Growth is into tissue or lymph nodes, beyond the colon or rectum walls STAGE IV Cancer has spread into other parts of the body, such as the liver or lungs Source: Shutterstock; Stock Vector ID: 2013720359

THE SOLUTION: COLOSCAPE®

Early Detection - Blood-Based - Low Cost – Compatible with Existing Lab qPCR Instruments

DNA Quant. & Quality To Qualify samples

Software for Plate setup

Software Data QC & analysis

cfDNA extraction from blood



Assay setup



qPCR



Reporting



66.6%(1)
CLINICAL SENSITIVITY
94.1% specificity
for advanced adenomas
(pre-cancer, stage 0)

95%(1)
CLINICAL SENSITIVITY
100% specificity
for colorectal cancer
(stage 1 to IV)

Cost: <$20 per test; Target price: US $350, EU$250, China 800 RMB

(1) Plos One: A novel xenonucleic acid-mediated molecular clamping technology for early colorectal cancer screening
Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA
Proprietary and Highly Confidential – Not for Distribution
16

Applications – III

INFECTIOUS DISEASES



MARKET SIZE:	> $35B[1]
IVD products and Lab Testing (LDT):	US & China
Potential Regulatory Pathways:	FDA EUA (COVID only), CE-IVD, Mexico, India & Others
Commercial[2]:	>5 million tests sold + > 2 million samples analyzed

(1) Infectious Disease Diagnostics Market by Product (Reagents, Kits, Instrument, Software), Test Type (Lab, POC), Disease (COVID-19, Flu, HAIs, HIV, HPV), Technology (Immunodiagnostics, NGS, INAAT, PCR), End User (Hospitals, Labs) - Global Forecast to 2027
(2) As of 6/30/2022

DIACARTA

Proprietary and Highly Confidential – Not for Distribution

INFECTIOUS DISEASES

Quantivirus™ Well-Positioned for COVID-19 and Monkeypox

QuantiVirus™ SARS-CoV-2 Test Kit

QuantiVirus™ SARS-CoV-2 Multiplex Test Kit

- Even with COVID-19 significantly decreased, the COVID IVD market is orders of magnitude larger than other common IVD markets[(1)]
- New products in development include COVID-19 IgM/G and combo with Flu A and B, also the key mutations of COVID-19 globally.

Development Pipeline - MonkeyPox

QuantiVirus™ Monkeypox Test Kit

QuantiVirus™ Monkeypox Home Test Kit

FDA EUA: Invitation Only

(1) COVID-19 Diagnostics Market Size, Share & Trends Analysis Report By Product & Service (Instruments, Reagents & Kits, Services), By Sample Type, By Test Type, By Mode, By End Use, By Region, And Segment Forecasts, 2022 – 2030

Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA

Proprietary and Highly Confidential – Not for Distribution

18

Proprietary and Highly Confidential – Not for Distribution PRODUCT PIPELINE

STRONG PRODUCT PIPELINE

Product	Milestone1	Milestone2	Milestone3	Milestone4	Milestones		
	Project plan	Design feasibility	Design verification	Design validation			
					CEIVD	NMPA	FDA
QuantiVirus™SARS-CoV-2MultiplexTest(2plex)	✓	✓	✓	✓	✓		✓
QuantiVirus™SARS-CoV-2Test(4plex)	✓	✓	✓	✓	✓		✓
QuantiVirus™SARS-CoV-2AntigenHomeTest	✓	✓	✓	✓	✓		
QuantiVirus™SARS-CoV-2PlusInfluAandBTest	✓	✓	✓	✓	✓		2023
QuantiVirus™MonkeyPoxTest	✓	✓	✓	✓	✓		Q4,2022/Q1,2023
QuantiVirus™SARS-CoV-2DeltaPlusandOmiCronTest	✓	✓	✓	✓			2023/2024
RadTox®cfDNATest(Radiation/ChemoTherapyMonitoring)	✓	✓	✓	✓	✓	✓	2024
QuantiDNA™GastricCancerTreatmentMonitoringTest	✓	✓	✓	✓	✓	2024	2025
ColoScape®ColorectalCancerTriageTest	✓	✓	✓	✓	✓	2023	2024
ColoScape®ColorectalCancerScreeningTest(globalTrial)	✓	✓	✓	✓	✓	2025	2025
Ocuria™BladderCancerTest	✓	✓	✓	✓	✓	2024	2024
QuantiVirus™HPVE6/E7CervicalCancerDetection	✓	✓	✓	✓	✓	2024	2025
QuantiVirus™HPVE6/E7Head-n-NeckCancerDetection	✓	✓	✓	✓	✓	2024	2025
QClamp®EGFR,KRAS,BRAF,NRAS,PIK3CA	✓	✓	✓	✓	✓	2023	2024
QptiSeq™LungCancerMRDPanel(NGS)	✓	✓	✓	✓		2024	2025
QptiSeq™BreastCancerMRDPanel(NGS)	✓	✓	✓			2025	2026
QptiSeq™XNADual(LungandColon)CancerPanelDx(NGS)	✓	✓	✓			2024	2025
QptiSeq™XNAPanCancerEarlyDetection(NGS)						2025	2026

Note: Timelines reflect expected time to receive FDA approval unless otherwise specified
Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA
Proprietary and Highly Confidential – Not for Distribution
20

ONCURIA Œ : BLADDER CANCER TEST - FDA BREAKTHROUGH FDA Breakthrough Device Designation. CPT CODE : REIMBURSEMENT: $550.00 (1) Cancer.org – Key Statistics for Bladder Cancer (2) International Agency for Research on Cancer, WHO – Bladder Cancer (3) World Cancer Research Fund – Bladder Cancer Statistics (4) American Cancer Society – Cancer Facts & Figures 2019 Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought - after indication or will meet the developmental milestones set forth above. 21 Proprietary and Highly Confidential – Not for Distribution

Proprietary and Highly Confidential – Not for Distribution RELATIONSHIPS

23 Proprietary and Highly Confidential – Not for Distribution ColoScape ® Trial William Grady, MD Chuanyi Mark Lu, MD Umberto Malapelle, MD William Grady, MD William Grady, MD RadTox ® Trial Randal H. Henderson, MD, MBA Jeremy Slater, MD Arthur Hung, MD Alan Pollack MD, PhD Sir Walter Bodmer, PhD Healthcare Institutions RELATIONSHIPS WITH LEADING HEALTHCARE INSTITUTIONS AND INSURANCE COMPANIES

Proprietary and Highly Confidential – Not for Distribution FINANCIAL AND TRANSACTION CONS I DE R A T I ONS

FINANCIAL SUMMARY 25 Proprietary and Highly Confidential – Not for Distribution 2019A 2020A 2021A ($M) FY FY FY Total Revenue $6 $14 $42 NM 1 4 2% 1 8 7% Revenue - COVID related $0 $6 $32 NM NM 4 1 9% Revenue - not COVID related $6 $8 $9 NM 3 8% 1 4 % Gross Profit $1 $6 $28 Margin % 9% 4 0% 6 8 % Operating Income ( $10 ) ( $3 ) $17 Margin % ( 1 6 3%) ( 1 9%) 4 2 % Net Income ( $8 ) ( $2 ) $12 Margin % ( 1 2 9%) ( 1 5%) 2 8%

Shares (M) % Own. Sponsor Shares 10 . 4 15.8% Public Shareholders 4 . 1 6.3% PIPE 5 . 0 7.6% DiaCarta Rollover Equity 46 . 0 70.2% DiaCarta Equity Roll $460 (+) Sponsor Shares $104 (+) SPAC Public Shareholders 41 (+) PIPE Investors 50 PF Equity Value $655 ( - ) PF Net Cash $71 PF Enterprise Value $584 Sources ($M) Uses ($M) DiaCarta Equity Rollover $4 60 DiaCarta Equity Rollover $4 60 Cash in Trust 4 1 Transaction Expenses 20 Proceeds from PIPE 50 Cash to Fund Growth 7 1 Sponsor Shares 1 0 4 Sponsor Shares 1 0 4 Total $655 Total $655 ILLUSTRATIVE TRANSACTION FRAMEWORK FOR PUBLIC DIACARTA Transaction Highlights ▪ $584M Enterprise valuation to Market ▪ Implied pro forma market capitalization of $655M ▪ $71M of cash held on the pro forma balance sheet ▪ Even with an illustrative 90% redemption case, the transaction will close and DiaCarta will have a fully - funded business plan ▪ No minimum cash condition ▪ DiaCarta shareholders rolling 100% of their equity and will own a pro forma equity ownership of approximately 70% Pro Forma Ownership (2) Implied Sources & Uses Pro Forma Valuation ($M) (1) 1 2 3 4 Pro Forma Ownership 1 2 3 4 26 Proprietary and Highly Confidential – Not for Distribution (1) Assumes $0 existing net debt (2) Does not include the effects of dilutive securities Note: contemplated transaction close Q1 2023

Proprietary and Highly Confidential – Not for Distribution AP P END I X

HONGJUN YANG, PH.D. SVP, CDx ANNE VALLERGA, PH.D., MBA VP, External Affair KING LEE, PH.D. EFFIE HO, PH.D., MBA Asia Pacific GM ZHENG LI, MBBS, MS VP of Clinical Affair AIGUO ZHANG, PH.D. President and CEO, Founder LEADERSHIP WITH EXTENSIVE LIFE SCIENCES AND DIAGNOSTICS EXPERIENCE MICHAEL SHA, PH.D. CTO/SVP of R&D RICHARD BRAND, MBA CFO RAM VAIRAVAN, PH.D. SVP BD MARUO SCIMIA Sr Director of BD and Clinical (EU) 28 Proprietary and Highly Confidential – Not for Distribution

ZHENG SHU, M.D. Professor of Medicine, President of Medical, School at Zhejiang University CHARLES J. ROSSER M.D., MBA, FACS. Advisory Board for Bladder Cancer BETTINA SCHOLTKA, M.D. Discovered biomarkers for early detection of colon cancer MARK LU, M.D. CLIA Lab Director STRONG AND EXPERIENCED MEDICAL ADVISORY BOARD PAUL OKUNIEFF M.D. Co - Founder & CMO SIR WALTER BODMER, FRCPATH, FRS Professor and Department Head Cancer & Immunogenetics WILLIAM M. GRADY, M.D. Member, Clinical Research Division 29 Proprietary and Highly Confidential – Not for Distribution

DIACARTA WELL POSITIONED FOR GROWTH IN THE $80B+ CANCER MARKET

Screening $50B[1]	Therapy Selection $10B[1]	Monitoring $20B[1]
~150M tests[2] Asymptomatic population at heightened risk	**~7M tests[2]** Population diagnosed with cancer	**~20M tests[2]** Population monitored for therapeutic response or disease recurrence

Limitations in next generation sequencing (NGS) analyses along with increased cost of patient care and longer turnaround time, we believe demonstrates the need for non-invasive and cost-effective liquid biopsy methods in diagnosing cancer.

DiaCarta's XNA technology could fill the gap with early-stage screening, therapy selection and radiation monitoring of cancer patients.

Applications of XNA Technology

- **Single or Multiple Gene Mutations Detection on qPCR**
- **Multiple Gene Mutations Detection on Luminex**
- **NGS Panels Targeted Sequencing**
- **CRISPR/Cas9 Gene Editing Test**
- **Adapter Dimer Removal for NGS**

DiaCarta XNA Technology: Higher Sensitivity, Faster, Cheaper, Scalable

(1) Guardant Health – William Blair Transforming cancer care
(2) Regnan Radar – Liquid Biopsy: Flesh or blood?

Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA Proprietary and Highly Confidential – Not for Distribution 30

LARGE TAM IN COVID-19 AND MONKEYPOX TESTING

COVID-19 – Detection Kits Market Size

>$32B(1)
COVID-19 Detection Kits Market Size

613M(2)
Confirmed cases as of 2nd March 2021 globally

~$33B(3)
RT PCR assay kits segment

Pipeline - MonkeyPox

QuantiVirus™ Monkeypox Test Kit

QuantiVirus™ Monkeypox Home Test Kit

FDA EUA: Invitation Only

(1) COVID-19 Detection Kits Market Size By Product (RT-PCR Assay Kits, Immunoassay Test Strips/Cassettes {Antibody, Antigen}) By Specimen Type (Nasopharyngeal Swab, Oropharyngeal Swab, Nasal Swab), By End-use (Hospitals, Diagnostic Centers)
(2) WHO Coronavirus (COVID-19) Dashboard
(3) Statista - Rapid COVID testing kit market worldwide between 2020 and 2027, by region

Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA
Proprietary and Highly Confidential – Not for Distribution
31

XNA DETECTS POSITIVE PATIENTS MISSED BY CURRENT PRODUCTS IN MARKET

NO XNA (MAINLY WT L858 DETECTED)


Patient #1
WT L858
L858R
Patient #2
WT L858
L858R
Patient #3
WT L858
L858R
Patient #4
L858 R
WT L858
★

METHOD WITH XNA (WT BLOCKED, ONLY L858R MUTANT DETECTED)


Patient #1
L858R
WT L858
Patient #2
L858 R
WT L858
Patient #3
L858R
WT L858
Patient #4
L858 R
WT L858

L858R DETECTED BY SANGER SEQUENCING AFTER XNA BLOCKING

(WT = CTG; L858R = CGG)


Patient #1
GGCGGGCCAA
Patient #2
GGCGGGCCAA
Patient #3
GGCGGGCCAA
Patient #4
GGCGGGCCAA

Disclaimer: Pipeline products are under investigation and have not been proven to be safe or effective. There is no guarantee any product will be approved in the sought-after indication or will meet the developmental milestones set forth above.

DIACARTA
Proprietary and Highly Confidential – Not for Distribution
32

DiaCarta Equity Roll $460 (+) Sponsor Shares $104 (+) SPAC Public Shareholders 414 (+) PIPE Investors 50 PF Equity Value $1,028 ( - ) PF Net Cash $444 PF Enterprise Value $584 Sources ($M) Uses ($M) DiaCarta Equity Rollover $4 60 DiaCarta Equity Rollover $4 60 Cash in Trust 4 14 Transaction Expenses 20 Proceeds from PIPE 50 Cash to Fund Growth 444 Sponsor Shares 1 0 4 Sponsor Shares 1 0 4 Total $ 1 , 0 28 Total $ 1 , 0 28 TRANSACTION SUMMARY – 0% REDEMPTIONS Transaction Highlights ▪ $584M Enterprise valuation to Market ▪ Implied pro forma market capitalization of $1.0B ▪ $444M of cash held on the pro forma balance sheet ▪ Assuming $50M proceeds from PIPE ▪ $414M cash in trust assuming no redemptions ▪ No minimum cash condition ▪ DiaCarta shareholders rolling 100% of their equity and will own a pro forma equity ownership of approximately 45% Pro Forma Ownership (2) Implied Sources & Uses Pro Forma Valuation ($M) (1) Pro Forma Ownership 1 2 3 4 (1) Assumes $0 existing net debt (2) Does not include the effects of dilutive securities Note: contemplated transaction close Q1 2023 1 2 3 4 33 Proprietary and Highly Confidential – Not for Distribution Shares (M) % Own. Sponsor Shares 1 0 . 4 10.1% Public Shareholders 4 1 . 4 40.3% PIPE 5.0 4.9% DiaCarta Rollover Equity 4 6.0 44.8%

DISCLAIMER 34 Proprietary and Highly Confidential – Not for Distribution PIPE Presentation Disclaimer THIS INVESTOR PRESENTATION AND ITS CONTENTS ARE CONFIDENTIAL AND ARE NOT FOR RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES SHOULD INFORM THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. THIS PRESENTATION IS NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES. About this Presentation This Presentation, including the slides that follow, the oral presentation of the slides by members of HH&L Acquisition Co. (“SPAC” or “HH&L”) and DiaCarta, Ltd. (the “Company” or “DiaCarta”) or any person on their behalf, the question - and - answer session that follows that oral presentation, copies of this document and any materials distributed at, or in connection with, this This Presentation, has been prepared by SPAC and the Company for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between SPAC and the Company and for no other purpose. The information contained herein is preliminary in nature does not purport to be all - inclusive and none of SPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Neither SPAC nor the Company has verified, or will verify, any part of this Presentation. The recipient should make its own independent investigations and analyses of the Company and its own assessment of all information and material provided, or made available, by SPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents. By participating in the meeting, or by reading the Presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, (ii) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of SPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents, with respect to any of the foregoing, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, and this Presentation shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities. The Company and SPAC expressly reserve the right, at any time and in any respect, to amend or terminate this process and to terminate discussions with any or all potential investors. No offering of securities shall be made expect by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption or exclusion from registration under the Securities Act. Any investment decision should be based solely on the information contained in the prospectus or definitive subscription materials and not on information contained in this Presentation. Interested parties should make their own independent investigations prior to making any decision and should not construe any portion of this Presentation as legal, tax, accounting or investment advice or a recommendation. This Presentation does not purport to contain all information that may be required or relevant to an evaluation of the Business Combination, and interested parties should conduct any investigations and analysis they deem appropriate and seek independent advice as to the legal, tax, accounting, financial, credit and other related matters with respect to the Business Combination. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the Presentation or the opinions contained therein. To the fullest extent permitted by law, in no circumstances will SPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The Presentation has not been independently verified and will not be updated. The Presentation, including but not limited to forward - looking statements, applies only as of the date of this Presentation and is not intended to give any assurances as to future results. SPAC and the Company reserve the right to amend, update, revise or replace this Presentation at any time, but expressly disclaim any obligation or undertaking to disseminate any amendments, updates, revisions or to or replacements of the Presentation, including any financial data or forward - looking statements, and will not publicly release any revisions it may make to the Presentation that may result from any change in the SPAC’s and the Company’s expectations, any change in events, conditions or circumstances on which these forward - looking statements are based, or other events or circumstances arising after the date of this document. Market data used in the Presentation not attributed to a specific source are estimates and have not been independently verified. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. By accessing this Presentation, you represent and agree that you and any customer you represent are either (a) an institutional accredited investor (as defined in Rule 501 of Regulation D under the Securities Act, (b) a qualified institutional buyer (as defined in Rule 144A under the Securities Act) or (c) a non - U.S. person (as defined under the Regulation S under the Securities Act) located outside the U.S. (within the meaning of Regulation S under the Securities Act), and are a sophisticated investor who possesses sufficient investment expertise to understand the risks involved in the offering and to whom it is lawful to communicate this Presentation. You also agree that if you do not want to participate further in this process, to comply with your obligations under applicable securities laws as noted above, including those requiring that you restrict trading or other transactions in the securities of SPAC, the Company and their respective affiliates or effect any other transactions relating to the SPAC, the Company or their respective affiliates or advise or make recommendations to others to do so to the extent required under applicable securities law until the information is made public or is no longer material or price sensitive. This Presentation is not directed to any person in any jurisdiction where (by reason of that person’s nationality, residence or otherwise) the publication or availability of this Presentation is prohibited. Persons in respect of whom such prohibitions apply must not access this Presentation. In so far as this Presentation is made available within the European Economic Area (“EEA”) or would cause any effect in the United Kingdom, this Presentation is only addressed to and directed at persons in member states of the EEA and in the United Kingdom who are qualified investors within the meaning of Article 2(e) of the Prospectus Regulation (Regulation EU) 2017/1129), as amended (“Qualified Investors”). In addition, in the United Kingdom, this Presentation is addressed to and directed only at, Qualified Investors who (i) are persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), (ii) are persons who are high net worth entities falling within Article 49(2)(a) to (d) of the Order, or (iii) are other persons to whom this Presentation may otherwise lawfully be communicated (all such persons together being referred to as “Relevant Persons”). This Presentation must not be acted on or relied on (i) in the United Kingdom, by persons who are not Relevant Persons, and (ii) in any member state of the EEA, other than the United Kingdom, by persons who are not Qualified Investors. Any investment or investment activity to which this Presentation relates is available only to relevant persons in the United Kingdom and Qualified Investors in any member state of the EEA, other than the United Kingdom, and will be engaged in only with such persons. To the extent a physical copy of the Presentation (“handout”) has been provided to you for the presentation, please return the handout at the conclusion of the presentation. By accepting this Presentation, the recipient will be deemed to have acknowledge and agreed to the foregoing. Confidential Information The information contained in this Presentation is confidential and being provided to you solely for the purpose of assisting you in familiarizing yourself with SPAC and the Company in connection with their proposed Business Combination. Neither this Presentation nor any of its contents may be disclosed or used for any purposes other than information and discussion purposes without the prior written consent of SPAC or the Company. You agree that you will not copy, reproduce or distribute this Presentation, in whole or in part, to other persons or entities at any time without the prior written consent of SPAC or the Company. Any unauthorized distribution or reproduction of any part of this Presentation may result in a violation of the Securities Act.

DISCLAIMER 35 Proprietary and Highly Confidential – Not for Distribution Industry and Market Data This Presentation also contains information, estimates and other statistical data derived from third party sources believed to be reliable. Such information involves a number of assumptions and limitations and due to the nature of the techniques and methodologies used in market research, and neither SPAC nor the Company can guarantee the accuracy of such information. You are cautioned not to give undue weight on such estimates. Neither SPAC nor the Company has independently verified such third party information, and makes no representation, express or implied, as to the accuracy, completeness, timeliness, reliability or availability of, such third party information. SPAC and the Company may have supplemented such information where necessary, taking into account publicly available information about other industry participants. Forward - Looking Statement s This Presentation contains certain statements, estimates, targets, forecasts and projections with respect to SPAC or the Company. All statements other than statements of historical fact are forward - looking statements. Forward - looking statements include, without limitation, statements regarding the estimated future financial performance and financial position of the Company. Future results are not possible to predict. Opinions and estimates offered in this Presentation constitute SPAC or the Company’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. You can identify these forward looking statements through the use of words such as “may,” “will,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential” and other similar words and expressions of the future, but the absence of these words does not necessarily mean that a statement is not forward - looking. Such forward - looking statements are based on estimates, assumptions and factors that are inherently uncertain, that are beyond SPAC and the Company’s control or ability to predict and that could cause actual results to differ materially from expected results. As a result, they are subject to significant risks and uncertainties and actual events or results may differ materially from these forward - looking statements. No reliance should be placed on, any forward - looking statements, including any projections, targets, estimates or forecasts contained in this Presentation. Any forward - looking statement speaks only as of the date on which it was made, based on information available as of the date of this Presentation, and such information may be inaccurate or incomplete. Products described by the Company in its pipeline are under investigation and have not been proven to be safe or effective, and there is no guarantee any such product will be approved in the sought - after indication or will meet the developmental milestones set forth herein, including within the timeline set forth herein. Neither SPAC nor the Company undertakes any obligation to release any revisions to such forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward. Use of Projection s THIS PRESENTATION CONTAINS PROJECTED FINANCIAL INFORMATION WITH RESPECT TO THE COMPANY. SUCH PROJECTED FINANCIAL INFORMATION CONSTITUTES FORWARD - LOOKING INFORMATION, AND IS FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE RELIED UPON AS NECESSARILY BEING INDICATIVE OF FUTURE RESULTS. THE ASSUMPTIONS AND ESTIMATES UNDERLYING SUCH FINANCIAL FORECAST INFORMATION ARE INHERENTLY UNCERTAIN AND ARE SUBJECT TO A WIDE VARIETY OF SIGNIFICANT BUSINESS, ECONOMIC, COMPETITIVE AND OTHER RISKS AND UNCERTAINTIES. SEE “FORWARD - LOOKING STATEMENTS” ABOVE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FINANCIAL FORECAST INFORMATION CONTAINED IN THIS PRESENTATION, AND THE INCLUSION OF SUCH INFORMATION IN THIS PRESENTATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY ANY PERSON THAT THE RESULTS REFLECTED IN SUCH FORECASTS WI LL BE ACHIEVED. Important Information about the Proposed Business Combination and Where to Find I t If the Business Combination is pursued, SPAC will be required to file a preliminary and definitive proxy statement, which will include a prospectus, which will be a part of a registration statement, and other relevant documents with the SEC. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. SPAC’s and the Company’s shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, and any amendments thereto, because, among other things, they will contain updates to the financial, industry and other infor mat ion herein as well as important information about SPAC, the Company and the contemplated Business Combination . When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed Business Combination. Shareholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about SPAC, the Company and the proposed Business Combination, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: HH&L Acquisition Co., Suite 2001 - 2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central, Hong Kong. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the Business Combination or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. Participants in the Solicitation SPAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the proposed Business Combination. A list of the names of SPAC’s directors and executive officers and information regarding their interests in SPAC is contained in SPAC’s Annual Report on Form 10 - K, which was filed with the SEC on March 30, 2022, and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to HH&L Acquisition Co., Suite 2001 - 2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central, Hong Kong. Additional information regarding the interests of any such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement carefully when in becomes available before making any voting or investment decisions. Trademark s This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, but such references are not intended to indicate, in any way, a relationship with SPAC or the Company, or an endorsement or sponsorship by or of SPAC or the Company. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but such references are not intended to indicate, in any way, that SPAC or the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

RISK FACTORS 36 Proprietary and Highly Confidential – Not for Distribution The risks presented below are certain of the general risks and are not exhaustive . The list below is qualified in its entirety by disclosures contained in future filings by SPAC and the Company and, in particular, in the preliminary and definitive proxy statement, which will include a prospectus, which will be a part of a registration statement, and other relevant documents with the SEC which will describe these and additional risks and uncertainties in greater detail . These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in this Presentation . The risks presented below speak only as of the date of this Presentation and SPAC and the Company expressly disclaim any obligation or undertaking to update the disclosures contained herein . Please also refer to the risks set forth under the section “Risk Factors” in the final prospectus of SPAC dated February 8 , 2021 and in its subsequent quarterly reports on Form 10 - Q, Form 10 - K and other filings with the SEC . Risks Related to the Company’s Business and Products • The Company has a history of net losses. • The Company may need additional capital to execute its business plan. • Financial projections by DiaCarta may not prove to be reflective of actual future results. • The Company may encounter difficulties in managing growth, which could disrupt our operations. • If the Company fails to maintain an effective system of internal control over financial reporting, the Company may not be abl e to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in the Company’s financial and other public reporting, which would harm our business and the trading price of our common stock. • The Company does not expect to pay cash dividends in the foreseeable future. • The Company relies on its senior management team and key personnel, and the Company’s business could be harmed if the Company is unable to attract and retain personnel necessary for success. • If the Company fails to retain sales and marketing personnel or fails to increase its marketing and sales prowess, the Company may not be able to generate revenue growth; the Company’s in - house sales function may reduce our flexibility and competitiveness. • The Company expects to make significant investments to research and develop new cancer tests, which may not be successful. • The Company may not be able to sufficiently reduce costs in manufacturing and producing of our diagnostic tests to achieve sustainable gross margins. • A pandemic, epidemic or outbreak of an infectious disease could adversely affect the Company’s business and the Company may be unable to develop responsive products and services in a timely manner. • If the Company is unable to develop or acquire additional product candidates or achieve projected milestones, the market price of its securities may decline. • The Company’s current or future products may not achieve or maintain sufficient commercial market acceptance. • The Company may expend resources to pursue a particular product or service and fail to capitalize on products or services that may be more profitable or for which there is a greater likelihood of success. • The Company may acquire other businesses, which could require material management attention, disrupt our business, dilute stockholder value, and adversely affect our results of operations. • The Company’s operating results may fluctuate significantly, which makes future operating results difficult to predict and could cause operating results to fall below expectations or any guidance the Company may provide. • Product liability and other claims may reduce demand for the Company’s products and services or result in substantial damages. • If the Company cannot maintain its current relationships, or enter into new relationships, with third - party suppliers, the Company could be vulnerable to supply problems and price fluctuations. • The Company has significant payer concentration, with a limited number of customers accounting for a substantial portion of revenues. • Performance issues, service interruptions or price increases by the Company’s shipping carriers and warehousing providers could adversely affect the Company’s business and harm its reputation and ability to provide services on a timely basis Risks Related to Government Regulation and the Company’s Industry • The Company faces competition from many sources, including larger companies, and may be unable to compete successfully. • None of our products, with the exception of our Quantivirus 2 - plex and Quantivirus 4 - plex COVID tests current have regulatory marketing authorizations. Obtaining marketing authorizations is complex, difficult, and time consuming and we may fail to The Company may not obtain the necessary product approvals and/or failure to obtain timely regulatory approval, if at all, which would adversely affect the Company's business. • The discovery of serious safety issues with the Company’s products, or a recall of the Company’s products, either voluntarily or at the direction of the FDA or another governmental authority, could have a negative impact on the Company. • The Company’s industry is subject to rapid change, which could make the Company’s diagnostic tests and services the Company offer, obsolete. If the Company is unable to continue to innovate and improve its diagnostic tests and services, the Company could lose customers or market share. • Healthcare reform initiatives and other administrative and legislative proposals may adversely affect the Company’s business. • Changes in and failures to comply with U.S. and foreign privacy and data protection laws, regulations and standards may adversely affect the Company’s business, operations and financial performance. • If product liability lawsuits are brought against the Company, it may incur substantial liabilities and may be required to limit or halt the marketing and sale of diagnostic tests and services. The expense and potential unavailability of insurance coverage for liabilities resulting from issues with the Company’s diagnostic tests and services could negatively impact sales. • The Company’s relationships with physicians, patients and payors in the United States and elsewhere may be subject, directly or indirectly, to applicable anti - kickback, fraud and abuse, false claims, transparency, and other healthcare laws and regulations. • Disruptions at the FDA and other government agencies caused by funding shortages or global health concerns could hinder their ability to hire, retain or deploy key leadership and other personnel, or otherwise prevent new or modified products from being developed, cleared or approved or commercialized in a timely manner or at all, which could negatively impact the Company’s business. Risks Related to the Company’s Intellectual Property • The Company may be unable to protect or enforce its intellectual property rights. • Third parties may assert that the Company’s employees or consultants have wrongfully used or disclosed confidential information or misappropriated trade secrets. • The Company may be involved in litigation or other proceedings relating to patent, trade secret and other intellectual property rights, which could cause substantial costs and liability. • Patents covering the Company’s technology or products could be found invalid or unenforceable if challenged in court or before administrative bodies in the United States or abroad. • Obtaining and maintaining patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by government patent agencies, and the Company’s patent protection could be reduced or eliminated for non - compliance with these requirements. • Changes in U.S. patent law or the law of foreign jurisdictions could diminish the value of granted patents in general, thereby impairing the Company’s ability to protect its products or obtain patent protection. • The Company may be subject to claims challenging the ownership or inventorship of its patents and other intellectual property and, if unsuccessful in any of these proceedings, the Company may be required to obtain licenses from third parties, which may not be available on commercially reasonable terms, or at all, or to cease the development, manufacture or commercialization of one or more of its products. • Patent terms may be inadequate to protect the Company’s competitive position for an adequate amount of time. • The Company may need to obtain intellectual property rights from third parties, and may not be successful in obtaining necessary rights to develop future product through acquisitions and in - licenses. • If the Company’s trademarks and trade names are not adequately protected, the Company may not be able to build name recognition in its markets of interest and its business may be adversely affected. Risks Related to International Operations • Fluctuations in exchange rates could result in foreign currency exchange losses and could materially reduce the Company’s performance and the value of your investment. • Changes in the political and economic policies of the government of the People’s Republic of China (“PRC”) may materially and adversely affect the Company’s business, financial condition and results of operations and may result in the Company’s inability to sustain its growth and business strategies. • There are uncertainties regarding the interpretation and enforcement of PRC laws, rules and regulations, which can change qui ckly with little advance notice. • PRC regulations regarding acquisitions impose significant regulatory approval and review requirements, which could make it more difficult for us to pursue growth through acquisitions. • PRC regulation of loans to, and direct investments in, PRC entities by offshore holding companies may delay or prevent us from using proceeds from any offering and/or future financing activities to make loans or additional capital contributions to the Company’s PRC operating subsidiaries. • Restrictions on currency exchange may limit the Company’s ability to utilize revenue effectively. • Failure to comply with laws and regulations applicable to the Company’s business in the PRC could subject the Company to fines and penalties and could also cause it to lose customers or otherwise harm the Company’s business. Risks Related to SPAC and the Business Combination • • • • • • • HH&L and DiaCarta have incurred, and expect to continue to incur, significant transaction and transition costs in connection with the Business Combination. • The Business Combination remains subject to conditions that HH&L cannot control and if such conditions are not satisfied or waived, the Business Combination may not be consummated. • HH&L does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for HH&L to complete the Business Combination with which a substantial majority of HH&L shareholders may not agree. • HH&L’s board of directors did not obtain a third - party valuation or fairness opinion in determining whether or not to proceed with the Business Combination. • Since the Sponsor and HH&L’s directors and officers have interests that are different, or in addition to (and which may conflict with), the interests of HH&L’s shareholders, a conflict of interest may have existed, and may continue to exist, in determini ng whether the Business Combination with DiaCarta is appropriate as HH&L’s initial business combination. Such interests include that Sponsor will lose its entire investment in HH&L if the Business Combination is not completed. Sponsor, HH&L’s directors, officers and their affiliates may elect to purchase shares or warrants from HH&L public shareholders, which may influence a vote on the Business Combination and reduce DiaCarta’s public “float.” The ability of HH&L shareholders to exercise redemption rights with respect to the HH&L Class A ordinary shares may jeopardize the Business Combination or prevent the combined company from optimizing its capital structure. If HH&L is unable to complete this Business Combination, or another business combination, within the prescribed time frame, HH&L would cease all operations except for the purpose of winding up and redeem all the HH&L Class A ordinary shares and liquidate. If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of the post - Business Combination entity’s securities may decline. Following the consummation of the Business Combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operati ons. Subsequent to the completion of the Business Combination, the combined company may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on the combined company’s financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.